SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 7, 2002



                            Interferon Sciences, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                0-10379                22-2313648
-------------            --------------         --------------------
(State or other          (Commission            (I.R.S. Employer
 jurisdiction of          File Number)           Identification No.)
 incorporation)



783 Jersey Avenue, New Brunswick, New Jersey                          08901
--------------------------------------------                          ------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (732) 249-3250




                                                         N/A
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.
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     On November 6, 2002,  KPMG LLP resigned its engagement as the  Registrant's independent accountant.

     KPMG's report on the Registrant's audited financial statements for each of the last two of the Registrant's fiscal years stated, " the Registrant has suffered recurring losses form operations, has an accumulated deficit, a working capital deficiency, and has limited liquid resources that raise substantial doubt about its ability to continue as a going concern.."

     During the Registrant's two most recent fiscal years, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

                  (c)  Exhibits.

1. Letter from KPMG regarding the information contained herein to be filed by amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Interferon Sciences, Inc.


Date:  November 14, 2002                        By:  /s/ Lawrence M. Gordon
                                                -------------------------------
                                                         Lawrence M. Gordon
                                                         Chief Executive Officer